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                 CONSENT OF ARTHUR ANDERSEN LLP - EXHIBIT 23.1
                 ---------------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File No. 333-31914, File No. 333-33312, File No. 333-67589, File No. 333-10253 and File No. 333-3388),
Registration Statements on Form S-3 (File No. 333-37586 and File No. 333-46813) and Registration Statement on Form S-4 (File No. 333-53899).


                                         Arthur Andersen  LLP
                                         San Francisco, California
                                         July 13, 2000